Execution Version

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SECOND AMENDMENT
TO
AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT
dated as of
September 30, 2019
among
CIVEO CORPORATION,

CIVEO CANADA LIMITED PARTNERSHIP,
CIVEO PTY LIMITED
and
CIVEO MANAGEMENT LLC,

as Borrowers
THE LENDERS NAMED HEREIN,
ROYAL BANK OF CANADA,
as Administrative Agent, U.S. Collateral Agent,
Canadian Administrative Agent, Canadian Collateral Agent
and an Issuing Bank,
and
RBC EUROPE LIMITED,
as Australian Administrative Agent, Australian Collateral Agent
and an Issuing Bank

RBC CAPITAL MARKETS, ¹
as Lead Arranger and Sole Bookrunner

__________________
¹ RBC Capital Markets is the global brand name of the corporate and investment banking business of Royal Bank of Canada and its affiliates.

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SECOND AMENDMENT TO
AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT (this “Second Amendment”), dated as of September 30, 2019, is among CIVEO CORPORATION, a corporation incorporated under the laws of the Province of British Columbia (the “Parent Borrower”), CIVEO MANAGEMENT LLC, a Delaware limited liability company (the “U.S. Borrower”), CIVEO CANADA LIMITED PARTNERSHIP, a limited partnership organized under the laws of the Province of Alberta (the “New Canadian Borrower”), CIVEO PTY LIMITED ACN 003 657 510, an Australian proprietary limited company (the “Australian Borrower” and, together with the Parent Borrower, U.S. Borrower and the New Canadian Borrower, the “Borrowers”), certain subsidiary guarantors of the Borrowers party hereto, the Lenders party hereto (the “Lenders”), the Issuing Banks, the Swing Line Lenders, ROYAL BANK OF CANADA, as administrative agent for the U.S. Lenders, as U.S. collateral agent for the Lenders, as administrative agent for the Canadian Lenders and as Canadian collateral agent for the Lenders, and RBC EUROPE LIMITED, as administrative agent for the Australian Lenders and as Australian collateral agent for the Lenders.

R E C I T A L S
A.    The Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Syndicated Facility Agreement, dated as of April 2, 2018, as amended by the First Amendment to Amended and Restated Syndicated Facility Agreement dated as of October 26, 2018 (the “Credit Agreement” and, as amended by this Second Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of the Borrowers.
B.    The Borrowers, the Agents, the Issuing Banks, the Swing Line Lenders and certain of the Lenders party hereto have agreed to (a) amend certain provisions of the Credit Agreement, (b) increase the aggregate Canadian Revolving Commitments to $183,500,000 and (c) extend the Maturity Date of their respective Commitments, in each case, as more particularly set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement. Unless otherwise indicated, all article and section references in this Second Amendment refer to articles and sections of the Amended Credit Agreement.
Section 2.Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is amended by adding the following definitions where alphabetically appropriate:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset

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Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a party shall mean an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“CDOR Scheduled Successor Rate” shall have the meaning provided in Section 2.08(c).
“CDOR Scheduled Unavailability Date” shall have the meaning provided in Section 2.08(c).
“Covered Entity” shall mean any of the following:

(a)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” shall have the meaning provided in Section 9.26.

“Default Right” shall have the meeting provided in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Extending Lenders” has the meaning set forth in Section 3 of the Second Amendment.

“Non-Extending Lenders” has the meaning set forth in Section 3 of the Second Amendment.

“Plan Asset Regulations” shall mean 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” shall have the meaning provided in Section 9.26.

“Second Amendment” shall mean that certain Second Amendment to Amended and Restated Syndicated Facility Agreement, dated as of September 30, 2019, among the Borrowers, the Administrative Agents and the Lenders party thereto.

“Supported QFC” shall have the meaning provided in Section 9.26.

“U.S. Special Resolution Regime” shall have the meaning provided in Section 9.26.

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(b)    Section 1.01 of the Credit Agreement is amended by amending the following definitions in their entirety:

“CDOR Rate” shall mean, for each day in any period, the annual rate of interest that is the rate based on an average rate applicable to Canadian dollar bankers’ acceptances for a term equal to the term of the relevant Contract Period (or for a term of one month for purposes of determining the Canadian Prime Rate) appearing on the Reuters Screen CDOR Page at approximately 10:00 a.m. (Standard Time), on such date, or if such date is not a Business Day, on the immediately preceding Business Day.

“Contract Period” shall mean the term of a B/A Loan selected by the Parent Borrower in accordance with Section 2.22, commencing on the date of such B/A Loan and expiring on a Business Day which shall be either 1, 2, 3 or 6 months thereafter, subject to market availability, provided that (a) subject to clause (b) below, each such period shall be subject to such extensions or reductions as may be agreed by the Lenders to ensure that each Contract Period shall expire on a Business Day, and (b) no Contract Period shall extend beyond the Maturity Date.

“Maturity Date” shall mean (a) with respect to the Non-Extending Lenders, November 30, 2020 and (b) with respect to the Extending Lenders, November 30, 2021.

“Swing Line Payment Date” shall mean (a) if an AutoBorrow Agreement is in effect, the earliest to occur of (i) the date required by such AutoBorrow Agreement, (ii) demand is made by the Applicable Swing Line Lender and (iii) the Maturity Date, or (b) if an AutoBorrow Agreement is not in effect, the earlier to occur of (i) five (5) Business Days after the date of the applicable Swing Line Borrowing if no Default or Event of Default exists, and otherwise upon demand by the Applicable Swing Line Lender and (ii) the Maturity Date.

(c)    Section 1.02 of the Credit Agreement is amended to add the below language:
For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.
(d)    Section 2.08(b) of the Credit Agreement is amended in its entirety as follows:
Notwithstanding the foregoing, if the Applicable Administrative Agent (i) determines that the circumstances described in clause (a)(i) of this Section 2.08 have arisen and such circumstances are unlikely to be temporary, (ii) determines that the circumstances described in clause (a)(i) of this Section 2.08 have not arisen but the supervisor for the administrator of the LIBO Rate or a Governmental Authority having jurisdiction over the Applicable Administrative Agent has made a public statement identifying a specific date after which the LIBO Rate shall no longer be used for determining interest rates for loans, (iii) is advised by the Applicable Required Lenders of their determination in accordance with clause (a)(ii) of this Section 2.08, or (iv) new syndicated loans have started to adopt a new benchmark interest rate, then the Applicable Administrative Agent and the Applicable Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to

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this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable, provided that to the extent that the Applicable Administrative Agent determines that adoption of any portion of such market convention is not administratively feasible or that no market convention for the administration of such alternate rate of interest exists, the Applicable Administrative Agent shall administer such alternate rate of interest in a manner acceptable by the Applicable Administrative Agent and the Borrower. Notwithstanding anything to the contrary in Section 9.08, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Applicable Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Applicable Lenders, a written notice from the Applicable Required Lenders stating that such Applicable Required Lenders object to such amendment. If a notice of an alternate rate of interest has been given and no such alternate rate of interest has been determined, and (x) the circumstances under clause (i) or (iii) above exist or (y) the specific date referred to in clause (ii) has occurred (as applicable), Alternate Base Rate shall apply without regard to clause (c) of the definition thereof. Provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement
(e)    A new Section 2.08(c) is hereby added to read in its entirety as follows:
(c) CDOR Discontinuation.
(i) If the Applicable Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Applicable Borrower or the Required Lenders notify the Applicable Administrative Agent that the Applicable Borrower or Required Lenders (as applicable) have determined that:

(A) adequate and reasonable means do not exist for ascertaining CDOR, including because the Reuters Screen CDOR page is not available or published on a current basis for the applicable period and such circumstances are unlikely to be temporary, (2) there no longer exists an active market for Bankers’ Acceptances or (3) the B/A Discount Rate will not or does not accurately reflect the costs of funds of the Required Lenders;

(B) the administrator of the CDOR or a Governmental Authority having jurisdiction has made a public statement identifying a specific date after which CDOR will permanently or indefinitely cease to be made available or permitted to be used for determining the interest rate of loans;

(C) a Governmental Authority having jurisdiction over the Applicable Administrative Agent has made a public statement identifying a specific date after which CDOR shall no longer be permitted to be used for determining the interest rate of loans (each such specific date in clause (B) above and in this clause (C) a “CDOR Scheduled Unavailability Date”); or

(D) syndicated loans currently being executed, or that include language similar to that contained in this Section 2.08(c), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace CDOR, then reasonably promptly after such determination by the Applicable Administrative Agent or receipt by the Applicable Administrative Agent of such notice, as applicable, the Applicable Administrative Agent and the Applicable Borrower may mutually agree upon a successor rate to CDOR, and the Applicable Administrative Agent and the Applicable Borrower may amend this Agreement to replace CDOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving

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due consideration to any evolving or then existing convention for similar Canadian Dollars denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “CDOR Successor Rate”), together with any proposed CDOR Successor Rate conforming changes and any such amendment shall become effective at 5:00 p.m. (Toronto time) on the fifth Business Day after the Applicable Administrative Agent shall have posted such proposed amendment to all Lenders and the Applicable Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Applicable Administrative Agent written notice that such Required Lenders do not accept such amendment.

(ii) If no CDOR Successor Rate has been determined and the circumstances under clause 2.08(c)(i)(A) above exist or a CDOR Scheduled Unavailability Date has occurred (as applicable), the Applicable Administrative Agent will promptly so notify the Applicable Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Bankers’ Acceptances and B/A Equivalent Loans, shall be suspended (to the extent of the affected Bankers’ Acceptances, B/A Equivalent Loans, or applicable periods). Upon receipt of such notice, the Applicable Borrower may revoke any pending request for an advance of, conversion to or rollover of Bankers’ Acceptances or B/A Equivalent Loans, (to the extent of the affected Bankers’ Acceptances, B/A Equivalent Loans, or applicable periods) or, failing that, will be deemed to have converted such request into a request for an advance of Prime Rate advances (subject to the foregoing clause (ii)) in the amount specified therein.

(iii) Notwithstanding anything else herein, any definition of the CDOR Successor Rate (exclusive of any margin) shall provide that in no event shall such CDOR Successor Rate be less than zero for the purposes of this Agreement. In addition, CDOR shall not be included or referenced in the definition of Prime Rate.

(f)    Section 2.09(d) of the Credit Agreement is amended to add “voluntary” before “reduction” in the first sentence of such subsection.
(g)    Section 6.11(a) of the Credit Agreement is amended in its entirety as follows:
(a)    Maximum Total Leverage Ratio. Commencing with the four fiscal quarter period ending March 31, 2018, permit the Total Leverage Ratio for any period of four consecutive fiscal quarters of the Parent Borrower, in each case taken as one accounting period, as of the last day of any fiscal quarter, to be greater than (A) if a Qualified Offering has not been consummated:

Fiscal Quarter Ending	Total Leverage Ratio
March 31, 2018 and June 30, 2018	4.50:1.00
September 30, 2018	4.25:1.00
December 31, 2018	4.50:1.00
March 31, 2019	4.75:1.00
June 30, 2019	4.50:1.00
September 30, 2019	4.25:1.00
December 31, 2019	4.00:1.00
March 31, 2020, June 30, 2020 and September 30, 2020	3.75:1.00
December 31, 2020 and thereafter	3.50:1.00

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    and (B) if a Qualified Offering has been consummated,

Fiscal Quarter Ending	Total Leverage Ratio
September 30, 2018	4.25:1.00
December 31, 2018	4.50:1.00
March 31, 2019	4.75:1.00
June 30, 2019	4.50:1.00
September 30, 2019 and thereafter	4.00:1.00

(h)    A new Section 8.12 (Certain ERISA Matters) is hereby added to read in its entirety as follows:
SECTION 8.12 Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Applicable Administrative Agent, the Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Applicable Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Applicable Administrative Agent, in its sole discretion, and such Lender.

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(b)    In addition, unless Section 8.12(a)(i) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in Section 8.12(a)(iv), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Applicable Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Applicable Borrower or any other Loan Party, that:
(i)none of the Applicable Administrative Agent, or any Arranger or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Applicable Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);
(ii)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);
(iii)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations);
(iv)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and
(v)no fee or other compensation is being paid directly to the Applicable Administrative Agent or any its Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.
(c)     The Applicable Administrative Agent hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

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(i)    A new Section 9.26 (Acknowledgment Regarding Any Supported QFCs) is hereby added to read in its entirety as follows:
SECTION 9.26 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, default rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such default rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(j)    Schedule 2.01 to the Credit Agreement is amended and replaced in its entirety with Annex I attached hereto.
Section 3.Increase of Canadian Revolving Commitments; Limited Waiver of Certain Notice Requirements. Effective as of the Second Amendment Effective Date, the aggregate amount of the Canadian Revolving Commitments is hereby increased from $159,500,000 to $183,500,000 and the Canadian Revolving Commitment of each Canadian Revolving Lender after giving effect to such Incremental Revolving Credit Increase is as set forth on Annex I to this Second Amendment. The increase of the Canadian Revolving Commitments on the Second Amendment Effective Date as set forth in this Section 3 shall be deemed to constitute an exercise of the Borrowers’ right to request an increase pursuant to Section 2.25 of the Credit Agreement and the Increase Amount Date of such Incremental Revolving Credit Increase shall be deemed to be the Second Amendment Effective Date. The requirements of Section 2.25 of the Credit Agreement with respect to notices, timing and minimum amounts are hereby waived by all parties hereto, including, for certainty, the Non-Extending Lenders, with respect to the increase described in this Section 3 and the Second Amendment constitutes a “Lender Joinder Agreement” as defined and described in the Amended Credit Agreement

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Section 4.Consent to Extension of the Maturity Date. As of the Second Amendment Effective Date, the Maturity Date of the Commitments of the Lenders who have severally agreed to extend their respective Commitments and are identified on the signature pages hereof (each an “Extending Lender” and, collectively, the “Extending Lenders”; and any Lender other than an Extending Lender, a “Non-Extending Lender” and, collectively, the “Non-Extending Lenders”) is hereby extended to November 30, 2021. The Maturity Date with respect to the Commitments of each other Lender, if any, shall remain unchanged.
Section 5.Consent Fees. The Borrowers agree to pay to the Administrative Agent for the account of each Extending Lender that (a) notifies the Administrative Agent (or its counsel) that it has consented to this Second Amendment and (b) delivers evidence satisfactory to the Administrative Agent that it has obtained all credit and other internal approvals necessary to enter into this Second Amendment and be an Extending Lender, in each case at or prior to 5:00 p.m., New York City time, on September 20, 2019, a consent fee (the “Consent Fees”) in an amount equal to 0.25% of the aggregate principal amount of the outstanding Canadian Term Loans, the U.S. Revolving Commitment, the Canadian Revolving Commitment and the Australian Revolving Commitment of such Lender immediately prior to the Second Amendment Effective Date. Consent Fees shall be payable (i) in U.S. dollars for the U.S. Revolving Commitment, (ii) in U.S. Dollar Equivalent for the Australian Revolving Commitment and the Canadian Revolving Commitment and (iii) in Canadian dollars for the Canadian Term Loans
Section 6.Conditions Precedent. This Second Amendment shall not be deemed to be effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.08 of the Credit Agreement) (the “Second Amendment Effective Date”):
(a)    The Administrative Agent shall have received from the Required Lenders, each Extending Lender, each Canadian Revolving Lender, the Borrowers and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.
(b)    The Administrative Agents and the Lead Arranger shall have received all Fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Agents) required to be reimbursed or paid by the Borrowers hereunder, under the Credit Agreement or under any other Loan Document.
(c)    The representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.
(d)    No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.

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(e)    The Administrative Agent shall have received, on behalf of itself, the other Agents, the Lenders and the Issuing Banks:
(i)    any Note requested by a Lender pursuant to Section 2.04 of the Credit Agreement payable to such requesting Lender;
(ii)    a favorable written opinion of each of (1) Simpson Thacher & Bartlett LLP, U.S. counsel for the Borrowers, (2) Dentons Canada LLP, Canadian counsel to the Canadian Borrowers and the Parent Borrower and the Canadian Subsidiary Guarantors and (3) Arnold Bloch Leibler, Australian counsel to the Australian Secured Parties, in each case (A) dated on or about the Second Amendment Effective Date, (B) addressed to the Agents, the Issuing Banks and the Lenders, and (C) covering such matters relating to the Loan Documents in respect of the jurisdiction of the relevant counsel as the Administrative Agent shall reasonably request, and the Borrowers hereby request such counsel to deliver such opinions;
(iii)    a certificate as to the good standing or tax status of each Borrower and each Guarantor (other than an Australian Loan Party) or a certified copy of the certificate incorporation of each Australian Loan Party as of a recent date, from the Secretary of State or other relevant Governmental Authority of the state, province or jurisdiction of its organization;
(iv)    a certificate of the Secretary, Assistant Secretary or, in respect of an Australian Loan Party, director or company secretary or, in respect of the Canadian Loan Parties, chief financial officer, vice president, finance officer or other acceptable officer (or such other corporate officer satisfactory to the Administrative Agent) of each Borrower and each Guarantor dated as of the Second Amendment Effective Date and certifying (1) that attached thereto is a true and complete copy of the organizational documents of such Borrower or Guarantor as in effect on the Second Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (2) below (or, if previously delivered and, as applicable, a certification that there have been no changes, amendments or modifications thereto since previously delivered), (2) that (A) in the case of a Borrower or Guarantor other than an Australian Loan Party, attached thereto is a true and complete copy of, or (B) in the case of an Australian Loan Party, attached there is an extract of, resolutions duly adopted by the Board of Directors (or persons performing similar functions) of such Borrower or Guarantor authorizing the Transactions to be entered into by such Borrower or Guarantor pursuant hereto, and the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrowers, the borrowings under the Amended Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (3) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Borrower or Guarantor; and
(v)    a certificate, dated the Second Amendment Effective Date and signed by a Financial Officer of the Parent Borrower, certifying (1) both immediately before and after giving effect to this Second Amendment, the increase of the Canadian Revolving Commitments and the extension of the Maturity Date, compliance with the conditions precedent set forth in Section 6(c) and (d) hereof and (2) that the Parent Borrower and its subsidiaries, taken as a whole, will be Solvent on the Second Amendment Effective Date.
Section 7.Representations and Warranties. As of the date hereof, each Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

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(a)    The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.
(b)    No Default or Event of Default exists or would exist immediately after giving effect to the transactions contemplated by the Second Amendment and the making of any Incremental Revolving Credit Increase.
Section 8.Miscellaneous:

(a)    Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, are hereby ratified and confirmed by the Borrowers and shall remain in full force and effect following the effectiveness of this Second Amendment. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrowers or the other Loan Parties that would require the waiver or consent of the Administrative Agents or the Lenders.
(b)    Ratification and Affirmation. Each of the Borrowers and Guarantors hereby (a) acknowledges the terms of this Second Amendment, including the increase in Canadian Revolving Commitments and the guarantee of each Guarantor of such increased amount, and (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby.
(c)    Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Amended Credit Agreement relating to Loan Documents shall apply hereto.
(d)    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
(e)    NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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(f)    GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 9.No Fiduciary Relationship. The Loan Parties acknowledge that none of the Agents, the Issuing Banks, the Swing Line Lenders, the Lenders or their respective Affiliates is acting as a fiduciary for or advisor to the Loan Parties.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWERS:
CIVEO CORPORATION

By: /s/ Frank C. Steininger____________

Name:     Frank C. Steininger
Title:     Executive Vice President, Chief Financial     Officer and Treasurer

CIVEO CANADA OPERATIONS GP LTD., on behalf of and in its capacity as general partner of CIVEO CANADA LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson________________________
Name: Bradley J. Dodson
Title: President and Director

CIVEO MANAGEMENT LLC

By: /s/ Frank C. Steininger_______________________
Name:     Frank C. Steininger
Title:    Senior Vice President, Chief Financial     Officer and Treasurer

CIVEO PTY LIMITED

/s/ Frank C. Steininger        ___________________
Signature of Director

Frank C. Steininger                ______
Name of Director

/s/ Bradley J. Dodson____________________________
Signature of Director/Company Secretary

Bradley J. Dodson
Name of Director/Company Secretary

Signature Page to Second Amendment to Amended and Restated Syndicated Facility Agreement

GUARANTORS:
CIVEO OFFSHORE LLC

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Senior Vice President and Treasurer

CIVEO USA LLC

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Senior Vice President and Treasurer

CIVEO WATER AND WASTE WATER USA, LLC

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Senior Vice President and Treasurer

CIVEO GP HOLDINGS CORPORATION

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Vice President and Director

CIVEO CANADA OPERATIONS GP LTD.

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President and Director

CIVEO LODGE GP LTD.

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President and Director

CIVEO LODGE GP LTD., on behalf of and in its capacity as general partner of CIVEO LODGE EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President and Director

WATER CANADA GP LTD.

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President, Chief Executive Officer and Director

RED TABLE CATERING GP LTD.

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President, Chief Executive Officer and Director

CANADA GP LTD.

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Vice President and Director

CIVEO PREMIUM SERVICES GP LTD.

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Vice President and Director

NORTHERN CATERING GP LTD.

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President and Director

BUFFALO CATERING GP LTD.

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President and Director

INSTALLATIONS GP LTD.

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Vice President and Director

CROWN SERVICES GP LTD.

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Vice President and Director

FORT MCMURRAY LODGE SERVICES GP LTD.

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President and Director

1046567 B.C. LTD.

By: /s/ Collin Gerry
Name: Collin Gerry
Title: President and Director

CHRISTINA LAKE ENTERPRISES LTD.

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President, Chief Executive Officer and Director

CIVEO SERVICES GP LTD.

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: Director

CIVEO PACIFIC NORTHWEST GP LTD.

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President, Chief Executive Officer and Director

NORALTA LODGE LTD.

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Vice President and Director

WATER CANADA GP LTD, on behalf of and in its capacity as general partner of CIVEO WATER CANADA EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President, Chief Executive Officer and Director

RED TABLE CATERING GP LTD, on behalf of and in its capacity as general partner of RED TABLE EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President, Chief Executive Officer and Director

CIVEO PREMIUM SERVICES GP LTD, on behalf of and in its capacity as general partner of CIVEO PREMIUM SERVICES EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Vice President and Director

INSTALLATIONS GP LTD, on behalf of and in its capacity as general partner of CIVEO INSTALLATIONS EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Vice President and Director

CROWN SERVICES GP LTD, on behalf of and in its capacity as general partner of CIVEO CROWN SERVICES EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Vice President and Director

CANADA GP LTD., on behalf of and in its capacity as general partner of CIVEO CANADA EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Vice President and Director

CIVEO SERVICES GP LTD., on behalf of and in its capacity as general partner of CIVEO SERVICES EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: Director

CIVEO PACIFIC NORTHWEST GP LTD., on behalf of and in its capacity as general partner of CIVEO PACIFIC NORTHWEST EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President, Chief Executive Officer and Director

CIVEO CANADA OPERATIONS GP LTD., on behalf of and in its capacity as general partner of RED TABLE FOODS LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: President and Director

CIVEO PROPERTY PTY LTD.

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Director

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: Director

CIVEO HOLDING COMPANY 2 PTY LTD.

By: /s/ Frank C. Steininger
Name: Frank C. Steininger
Title: Director

By: /s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: Director

ROYAL BANK OF CANADA,
as Administrative Agent, U.S. Collateral Agent, Canadian Administrative Agent and Canadian Collateral Agent

By:     /s/ Ann Hurley________________________
Name:     Ann Hurley
Title: Manager, Agency

RBC EUROPE LIMITED,
as Australian Administrative Agent, Australian Collateral Agent and an Issuing Lender

By:      /s/ Johnson Tse__________________________
Name: Johnson Tse
Title: Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Syndicated Facility Agreement

ROYAL BANK OF CANADA, as a U.S. Lender, the U.S. Swing Line Lender, an Issuing Bank, and an Extending Lender

By:     /s/ Jay T. Sartain_________________________
Name:    Jay T. Sartain
Title: Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Syndicated Facility Agreement

ROYAL BANK OF CANADA, as a Canadian Lender, the Canadian Swing Line Lender, an Issuing Bank, and an Extending Lender

By:     /s/ Mike Gaudet__________________________
Name:    Mike Gaudet
Title: Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Syndicated Facility Agreement

ROYAL BANK OF CANADA, as an Australian Lender, an Issuing Bank and an Extending Lender

By:     /s/ Marcus Rayment_______________________
Name:    Marcus Rayment
Title: Director, Corporate Banking

Signature Page to First Amendment to Amended and Restated Syndicated Facility Agreement

THE BANK OF NOVA SCOTIA, as a Canadian Lender and an Issuing Bank

By: /s/ Scott Nickel

Name: Scott Nickel
Title: Director

BNS ASIA LIMITED, as an Australian Lender

By: /s/ Mark Levia

Name:	Mark Levia

Title:	Director, Head of Execution & Head of BNSAL BNS Asia Limited

BANK OF MONTREAL, as a Canadian Lender

By: /s/ Adam Sisulak___________________________
Name: Adam Sisulak
Title: Director, BMO Corporate Finance

By: /s/ Nicholas Power__________________________
Name: Nicholas Power
Title: Managing Director, BMO Corporate Finance

HSBC BANK CANADA, as a Canadian Lender

By: /s/ Sean Cochrane
Name: Sean Cochrane
Title: Assistant Vice President, Corporate Banking

By: /s/ Bruce Robinson
Name: Bruce Robinson
Title: Vice President, Energy Financing

For and on behalf of THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, SYDNEY BRANCH by its duly authorised attorney pursuant to a power of attorney in the presence of:

By: /s/ Nadia Ladak
Name: Nadia Ladak
Title: Power of Attorney

By: /s/ Christie Lei Weng Hang
Name: Christie Lei Weng Hang
Title: Witness

THE TORONTO-DOMINION BANK, as a Canadian Lender and an Issuing Bank

By: /s/ Neeraj Khanna
Name: Neeraj Khanna
Title: Senior Analyst, Commercial National Accounts

By: /s/ Kyla Rackley
Name: Kyla Rackley
Title: Associate V.P. Credit Management, Commercial National Accounts

Signature Page to Second Amendment to Amended and Restated Syndicated Facility Agreement

TORONTO-DOMINION (TEXAS) LLC, as a U.S. Lender

By: /s/ Pradeep Mehra

Name:	Pradeep Mehra

Title:	Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Syndicated Facility Agreement

NATIONAL BANK OF CANADA, as a Canadian Lender and an Australian Lender

By: /s/ Jason Anderson

Name:	Jason Anderson

Title:	Director, Energy Services

By: /s/ Darrell Stelmack

Name:	Darrell Stelmack

Title:	Director, Energy Services Group

ATB FINANCIAL, as Canadian Lender

By: /s/ Paul Spiller

Name:	Paul Spiller

Title:	Senior Director

By: /s/ Matthew Oliphant

Name:	Matthew Oliphant

Title:	Portfolio Manager

WELLS FARGO BANK N.A., CANADIAN BRANCH, as Canadian Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Australian Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH, as a Canadian Lender

By:
Name:
Title:

CANADIAN WESTERN BANK, as a Canadian Lender

By: /s/ Kuno Ryckborst

Name:	Kuno Ryckborst

Title:	Senior Manager, Energy Lending

By: /s/ Erin Depoe

Name:	Erin Depoe

Title:	AVP, Business Development

ANNEX I

SCHEDULE 2.01
Lenders and Commitments/Loans

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SCHEDULE 2.01
Lenders and Commitments/Loans
(all amounts in U.S. dollars, except noted otherwise in parentheses)

Bank	U.S. Revolving Commitment	Canadian Revolving Commitment	Australian Revolving Commitment	Canadian Term Loans as of the Closing Date (C$)	Canadian Term Loans as of the Second Amendment date (C$)	Total Commitments / Loans
Royal Bank of Canada	$10,155,236.80	$10,776,450.02	$10,438,596.70	$102,261,373.31	$71,856,381.87	$85,397,638.31
The Bank of Nova Scotia	–	$16,733,658.24	–	$81,989,742.14	$45,953,847.45	$51,285,423.24
BNS Asia Limited	–	–	$10,438,596.70	–	–	$10,438,596.70
HSBC Bank Canada	–	$22,500,000.00	–	$64,500,000.00	$53,212,500.00	$62,509,398.50
The Hong Kong and Shanghai Banking Corporation Limited, Sydney Branch	–	–	$21,250,000.00	–	–	$21,250,000.00
The Toronto-Dominion Bank	–	$14,003,190.24	–	$51,568,594.35	$42,544,090.34	$45,991,228.09
Toronto-Dominion (Texas) LLC	$2,488,038.40	–	–	–	–	$2,488,038.40
National Bank of Canada	–	$15,454,427.63	$7,434,209.90	$28,394,522.90	$23,425,481.39	$40,501,781.44
ATB Financial	–	$16,942,712.43	–	$28,324,766.28	$23,367,932.18	$34,512,586.25
Wells Fargo Bank National Association, Canadian Branch (2)	–	$15,689,665.44	–	$11,084,438.52	$9,144,661.80	$22,565,351.00

Bank	U.S. Revolving Commitment	Canadian Revolving Commitment	Australian Revolving Commitment	Canadian Term Loans as of the Closing Date (C$)	Canadian Term Loans as of the Second Amendment date (C$)	Total Commitments / Loans
Wells Fargo Bank, National Association(3)	–	–	$10,438,596.70	–	–	$10,438,596.70
Sumitomo Mitsui Banking Corporation(4)	$7,356,724.80	–	–	–	–	$7,356,724.80
Sumitomo Mitsui Banking Corporation, Canada Branch(5)	–	$22,500,000.00	–	–	–	$22,500,000.00
Canadian Western Bank	–	$24,899,896.00	–	–	–	$24,899,896.00
Bank of Montreal	–	$24,000,000.00	–	–	$34,196,940.95	$49,711,985.68
TOTAL	$20,000,000.00	$183,500,000.00	$60,000,000.00	$368,123,437.50	$303,701,835.99	$491,847,245.10
__________________
(2) Non-Extending Lender.
(3) Non-Extending Lender.
(4) Non-Extending Lender.
(5) Non-Extending Lender.